UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14C INFORMATION
Information Statement Pursuant to Section 14(c) of the Securities Exchange
Act of 1934 (Amendment No.  )
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  Preliminary Information Statement
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  Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
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  Definitive Information Statement
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  Definitive Additional Materials
Virtus Equity Trust

(Name of Registrant As Specified In Its Charter)
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  Fee paid previously with preliminary materials.
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  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offset fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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Important Notice
The following corrects information contained in the bold paragraph on page one of the enclosed information statement.
A copy of the Fund’s most recent annual and/or semi-annual report is available free of charge via the Internet at www.virtus.com, by calling 800-243-1574, or by writing Virtus Mutual Funds, P.O. Box 9874, Providence, RI 02940-8074. A copy of this Information Statement is also available via the Internet at https://www.virtus.com/our-products/mutual-fund-details?id=318.